                                                                           February 16, 2011

Dreyfus Investment Funds

-Dreyfus/Standish Fixed Income Fund

Supplement to Statement of Additional Information (the “SAI”)

dated May 1, 2010

            The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements”:

            Portfolio Managers.  The Fund’s co-primary portfolio managers are David Bowser, CFA, and Peter Vaream, CFA.  David Horsfall, CFA, is an additional portfolio manager of the Fund.  Messrs. Bowser, Horsfall and Vaream are dual employees of Dreyfus and Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, and manage the Fund as employees of Dreyfus.